UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 1, 2013

Wells Mid-Horizon Value-Added Fund I, LLC
(Exact Name of Registrant as Specified in Charter)

Georgia	000-53626	20-3192853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

Disposition of the Commerce Street Building

On August 1, 2013, Wells Mid-Horizon Value-Added Fund I, LLC (the “Registrant”) sold a four-story office building containing approximately 115,000 rentable square feet and two floors of a parking deck located in Nashville, Tennessee (the “Commerce Street Building”) to Commerce Street Nashville Partnership, an unaffiliated third party, for a gross sales price of $11,200,000, exclusive of closing costs. As a result of the sale, the Registrant received net sale proceeds of approximately $10,844,000 and recognized a gain on sale of approximately $305,000. These amounts may be adjusted should additional information become available in subsequent periods. In the third quarter of 2012, the Registrant recorded an impairment loss on the Commerce Street Building of approximately $1,588,000 to reduce the carrying value of the property to its estimated fair value based on the present value of future cash flows.

Item 9.01.    Financial Statements and Exhibits

(b)
Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Balance Sheet as of March 31, 2013	F-2
Pro Forma Statement of Operations for the three months ended March 31, 2013	F-3
Pro Forma Statement of Operations for the year ended December 31, 2012	F-4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC (Registrant)

	By:	WELLS INVESTMENT MANAGEMENT COMPANY, LLC (Manager)

August 7, 2013		/s/ BRIAN M. DAVIS
Brian M. Davis Principal Financial Officer of Wells Investment Management Company, LLC

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC
(A Georgia Limited Liability Company)

SUMMARY OF UNAUDITED
PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Mid-Horizon Value-Added Fund, I, LLC (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2012 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2013.

The following unaudited pro forma balance sheet as of March 31, 2013 has been prepared to give effect to the August 1, 2013 sale of the Commerce Street Building as if the disposition had occurred on March 31, 2013. The Registrant owned 100% of the Commerce Street Building.

The following unaudited pro forma statement of operations for the three months ended March 31, 2013 has been prepared to give effect to the sale of the Commerce Street Building as if the disposition had occurred on January 1, 2012.

The following unaudited pro forma statement of operations for the year ended December 31, 2012 has been prepared to give effect to the sale of the Parkway at Oak Hill Buildings and Commerce Street Building as if the dispositions and related repayment of debt by the Registrant had occurred on January 1, 2012. The Registrant owned 100% of the Parkway at Oak Hill Buildings which were sold on May 9, 2012. In accordance with the terms of the Registrant's loan agreement with NXT Capital, LLC (the "NXT Loan"), approximately $19,238,000 of the net sales proceeds from the sale of the Parkway at Oak Hill Buildings was applied against the outstanding balance of the NXT Loan.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the Commerce Street Building and the Parkway at Oak Hills Buildings and related repayment of debt had been consummated as of January 1, 2012. Specifically, the accompanying pro forma statement of operations do not include the Registrant's nonrecurring gain or loss that would have been recognized if the aforementioned property sales had occurred on January 1, 2012.

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC
(A Georgia Limited Liability Company)

PRO FORMA BALANCE SHEET
MARCH 31, 2013
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
Assets:
Real estate, at cost:
Land	$3,780,435	$—		$3,780,435
Building and improvements, less accumulated depreciation	20,479,454	(8,879,567)	(b)	11,599,887
Intangible lease assets, less accumulated amortization	693,673	(44,467)	(b)	649,206
Construction in progress	213,588	(213,588)	(b)	—
Total real estate assets	25,167,150	(9,137,622)		16,029,528

Cash and cash equivalents	6,627,320	10,166,829	(c)	16,794,149
Tenant receivables	560,257	(51,577)	(b)	508,680
Other assets	494,738	—		494,738
Deferred financing costs, less accumulated amortization	310,523	—		310,523
Intangible lease origination costs, less accumulated amortization	406,430	(46,363)	(b)	360,067
Deferred leasing costs, less accumulated amortization	1,368,127	(843,006)	(b)	525,121
Total assets	$34,934,545	$88,261		$35,022,806

Liabilities:
Accounts payable, accrued expenses, and accrued capital expenditures	656,988	(56,211)	(b)	600,777
Due to affiliates	40,345	—		40,345
Deferred income	230,517	(18,280)	(b)	212,237
Intangible lease liabilities, less accumulated amortization	78,466	(4,942)	(b)	73,524
Total liabilities	1,006,316	(79,433)		926,883

Commitments and Contingencies

Members' Capital:
Member Shares, $1,000 par value; 150,000 shares authorized; 51,854 shares issued and outstanding	33,928,229	167,694	(d)	34,095,923
Total liabilities and members' capital	$34,934,545	$88,261		$35,022,806

(a)
Historical financial information is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and has been obtained from the Registrant's quarterly report on Form 10-Q for the three months ended March 31, 2013.

(b)	Amounts represent the necessary adjustments to remove net assets and liabilities associated with the Commerce Street Building as of March 31, 2013.

(c)	Reflects the Registrant's net proceeds resulting from the sale of the Commerce Street Building.

(d)	Reflects the Registrant's pro forma gain on the sale of the Commerce Street Building.

ELLS MID-HORIZON VALUE-ADDED FUND I, LLC
(A Georgia Limited Liability Company)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2013
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$776,950	$(475,502)	(b)	$301,448
Tenant reimbursements	306,670	(63,818)		242,852
Total revenues	1,083,620	(539,320)		544,300
Expenses:
Property operating costs	689,503	(257,659)		431,844
Asset and property management fees:
Related-party	63,615	(30,803)	(c)	32,812
Other	13,307	—		13,307
Depreciation	208,635	(88,692)	(d)	119,943
Amortization	219,300	(139,623)	(e)	79,677
General and administrative expenses	189,566	(27,641)		161,925
Total expenses	1,383,926	(544,418)		839,508
Real Estate Operating Loss	(300,306)	5,098		(295,208)

Other Expense:
Interest expense	(103,508)	—		(103,508)
Loss from Continuing Operations	(403,814)	$5,098		$(398,716)

Operating Income from Discontinued Operations	—	—		—
Net Loss	$(403,814)	$5,098		$(398,716)

Net Income (Loss) per Weighted-Average Share of Investor Members' Interests
Loss from continuing operations	$(7.79)	$0.10		$(7.69)
Income from discontinued operations	—	—		—
Net loss per weighted-average share of members' interests	$(7.79)	$0.10		$(7.69)

Weighted-Average Shares of Investor Members' Interests Outstanding	51,854			51,854

(a)	Historical financial information has been obtained from the Registrant's quarterly report on Form 10-Q for the three months ended March 31, 2013.

(b)	Rental income for the Commerce Street Building is recognized on a straight-line basis.

(c)
Asset management fees for the Commerce Street Building are calculated at 0.75% of the gross asset value. Property management and leasing fees are generally calculated at 2.5% of rental income and tenant reimbursements upon the collection thereof.

(d)
Depreciation expense for the Commerce Street Building is recognized on a straight-line basis using a 40-year life for building assets and using the shorter of lease term or economic life for tenant improvement assets.

(e)	Amortization expense for the Commerce Street Building is recognized on a straight-line basis over the terms of the respective leases to which the corresponding deferred leasing costs relate.

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC
(A Georgia Limited Liability Company)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Commerce Street Disposition		Parkway at Oak Hill Disposition and Repayment of Debt		Pro Forma Total
Revenues:
Rental income	$3,098,989	$(1,917,800)	(b)	$—		$1,181,189
Tenant reimbursements	1,324,380	(269,014)		—		1,055,366
Total revenues	4,423,369	(2,186,814)		—		2,236,555
Expenses:
Property operating costs	2,712,801	(1,086,109)		—		1,626,692
Asset and property management fees:
Related-party	298,947	(138,147)	(c)	—		160,800
Other	59,989	—		—		59,989
Depreciation	837,191	(381,560)	(d)	—		455,631
Amortization	877,201	(558,493)	(e)	—		318,708
Impairment loss	1,588,316	(1,588,316)		—		—
General and administrative expenses	677,974	(83,700)		—		594,274
Total expenses	7,052,419	(3,836,325)		—		3,216,094
Real Estate Operating Loss	(2,629,050)	1,649,511		—		(979,539)

Other Income (Expense):
Interest and other income	—	—		—		—
Interest expense	(921,562)	—		507,530	(f)	(414,032)
Total other income (expense)	(921,562)	—		507,530		(414,032)
Loss from Continuing Operations	(3,550,612)	1,649,511		507,530		(1,393,571)

Discontinued Operations:
Operating income (loss)	126,645	—		(126,645)	(g)	—
Gain from disposition	5,634,101	—		(5,634,101)	(g)	—
Income (Loss) from Discontinued Operations	5,760,746	—		(5,760,746)		—
Net Income (Loss)	$2,210,134	$1,649,511		$(5,253,216)		$(1,393,571)

Net Income (Loss) per Weighted-Average Share of Investor Members' Interests
Loss from continuing operations	$(68.47)	$31.81		$9.79		$(26.87)
Income (loss) from discontinued operations	111.10	—		(111.10)		—
Net income (loss) per weighted-average share of members' interests	$42.63	$31.81		$(101.31)		$(26.87)

Weighted-Average Shares of Investor Members' Interests Outstanding	51,854					51,854

(a)	Historical financial information has been obtained from the Registrant's annual report on Form 10-K for the year ended December 31, 2012.

(b)	Rental income for the Commerce Street Building and the Parkway at Oak Hill Buildings is recognized on a straight-line basis.

(c)
Asset management fees for the Commerce Street Building and the Parkway at Oak Hill Buildings are calculated at 0.75% of the gross asset value. Property management and leasing fees are generally calculated at 2.5% of rental income and tenant reimbursements upon the collection thereof.

(d)
Depreciation expense for the Commerce Street Building and the Parkway at Oak Hill Buildings is recognized on a straight-line basis using a 40-year life for building assets and using the shorter of lease term or economic life for tenant improvement assets.

(e)
Amortization expense for the Commerce Street Building and the Parkway at Oak Hill Buildings is recognized on a straight-line basis over the terms of the respective leases to which the corresponding deferred leasing costs relate.

(f)	The Registrant incurred interest on the NXT Loan at a rate of 7.25% from January 1, 2012 through the date of repayment in May 2012.

(g)	Reflects the adjustments made to remove the operating income from discontinued operations and gain from the disposition of the Parkway at Oak Hills Buildings on May 9, 2012.